SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 16, 2002

Commission file number: 0-25034

Greater Bay Bancorp

(Exact name of registrant as specified in its charter)

California	77-0387041
(State or other jurisdiction of	(I.R.S. employer
incorporation or organization)	identification number)

2860 West Bayshore Road Palo Alto, California 94303
(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (650) 813-8200

Item 5.    Other Events.

On April 16, 2002, the Registrant issued a press release announcing its first quarter 2002 results. The title, paragraphs 1 through 7 and 14 through 17 of the press release and the financial tables attached to the press release, which appear as part of Exhibit 99.1, are filed and incorporated herein by reference.

Item 7.    Financial Statements and Exhibits.

Exhibits
99.1	Press Release dated April 16, 2002 re first quarter 2002 results

Item	9. Regulation FD Disclosure

Paragraphs 8 through 13 of the press release appearing in Exhibit 99.1 are not filed but are furnished pursuant to Regulation FD.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GREATER BAY BANCORP (Registrant)

By:	/s/ LINDA M. IANNONE
Linda M. Iannone Senior Vice President and General Counsel
Dated:    April 16, 2002

Exhibit Index

99.1	Press Release dated April 16, 2002 re first quarter 2002 results